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                                                                    EXHIBIT 10.4

                         FORM OF REVOLVING CREDIT NOTE

$__________________                                                May ___, 2000
                                                            Nashville, Tennessee

         FOR VALUE RECEIVED, the undersigned, AMSURG CORP., a Tennessee corporation (the "BORROWER"), hereby promises to pay to _____________________ (the "LENDER") or its registered assigns, at the office of SunTrust Bank ("SUNTRUST") at 201 Fourth Avenue, North, Nashville, Tennessee 37219, on the Maturity Date, as defined in the Amended and Restated Revolving Credit Agreement dated as of May 5, 2000 (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") among the Borrower, the lenders from time to time party thereto and SunTrust, as administrative agent for the lenders, the lesser of the principal sum of ______________________ and No/100 Dollars ($ _______) or the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount thereof from time to time outstanding, in like funds, at said office, at the rate of rates per annum and payable on such dates as provided in the Credit Agreement. In addition, should legal action or an attorney-at-law be utilized to collect any amount due hereunder, the Borrower further promises to pay all costs of collection, including the reasonable attorneys' fees of the Lender.

         The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at a rate or rates provided in the Credit Agreement.

         Capitalized terms used, but not otherwise defined, herein shall have the meanings ascribed to them in the Credit Agreement.

         All borrowings evidenced by this Revolving Credit Note and all payments and prepayments of the principal hereof and the date thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower to make the payments of principal and interest in accordance with the terms of this Revolving Credit note and the Credit Agreement.

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This Revolving Credit Note is issued in connection with, and is entitled to the benefits of, the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. THIS REVOLVING CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TENNESSEE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                                    AMSURG CORP.



                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------


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                              SCHEDULE OF LENDERS
              (pursuant to Regulation S-K, Item 601, Instruction 2)


1.   Revolving Credit Note----SunTrust Bank----$30,000,000

2.   Revolving Credit Note----Bank of America, N.A.----$27,500,000

3.   Revolving Credit Note----Firstar Bank, N.A.----$15,000,000

4.   Revolving Credit Note----Michigan National Bank----$10,000,000

5.   Revolving Credit Note----AmSouth Bank----$10,000,000

6.   Revolving Credit Note----Bank of Oklahoma----$5,000,000

7. Revolving Credit Note----First Tennessee Bank, National Association---- $2,500,000